SMITH BARNEY ARIZONA MUNICIPALS FUND INC. (the "Fund")

Supplement dated February 10, 1998 to the Prospectus dated September 26,
1997


The following information supplements the information and to the extent inconsistent therewith, supersedes the information set forth in the Prospectus under "VALUATION OF SHARES" of the above Fund:

VALUATION OF SHARES

	The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

 	Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Fund's Board of Directors. Certain securities may be valued on the basis of prices provided by pricing services approved by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Directors determine that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Further information regarding the Fund's valuation policies is contained in the SAI.




FD 01398           2/98